UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2022

OPTEX SYSTEMS HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-54114	90-0609531
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1420 Presidential Drive, Richardson, TX	75081-2439
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 644-0722

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:.

Title of each class	Trading Symbol	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 16, 2022, Optex Systems Holdings, Inc., a Delaware corporation (the “Company”), held its 2022 annual meeting of shareholders (the “Meeting”). As of the record date for the Meeting, 8,455,620 shares of common stock were issued and outstanding. A total of 6,920,808 shares of common stock, constituting a quorum, were present or represented by proxy at the Meeting. At the Meeting, the Company’s shareholders voted on the following proposals:

1.	To elect four nominees to the Company’s board of directors, each for a term expiring at the next annual meeting of shareholders, and until his successor has been duly elected and qualified:

Director	For	Withhold	Broker Non-Votes
Danny R. Schoening	4,279,380	58,693	2,582,735
Lawrence F. Hagenbuch	4,281,389	56,684	2,582,735
Dale E. Lehmann	4,276,780	61,293	2,582,735
R. Rimmy Malhotra	4,273,589	64,484	2,585,735

2.	To ratify the appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 2, 2022:

For	Against	Abstain
6,862,587	53,417	4,804

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement:

For	Against	Abstain	Broker Non-Votes
5,154,698	27,674	222,386	1,516,050

4.	To provide an advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers:

3 years	2 years	1 year	Abstain	Broker Non-Votes
3,490,549	151,276	598,671	97,577	2,582,735

As a result, all four director nominees to the Company’s board of director were elected, proposals 2 and 3 were approved, and the shareholders voted to hold the advisory vote on compensation of the Company’s named executive officers every three years. Accordingly, the Company has decided to hold the advisory vote on compensation of its named executive officers every three years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Optex Systems Holdings, Inc.
(Registrant)

By:	/s/ Karen Hawkins
Karen Hawkins
Title:	Chief Financial Officer

Date: February 21, 2022